Supplement dated April 14, 2014
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia ETF Trust
Columbia Select Large Cap Value ETF	3/1/2014
On or about May 30, 2014, the information under the caption “Principal Investment Strategies” in the “Summary of the Fund” section is hereby superseded and replaced with the following:
At least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of large market capitalization U.S. companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000® Index (the Index) at the time of investment. The Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The market capitalization range of the companies included within the Index was $922 million to $469.9 billion as of January 31, 2014. The market capitalization range and composition of the companies in the Index are subject to change. The Fund’s investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”).
The Fund may from time to time emphasize one or more economic sectors in selecting its investments, including the financial services sector. The Fund may hold a small number of securities consistent with its value investment approach.
Quantitative analysis and risk management also play a role in identifying investment opportunities and constructing the Fund’s portfolio.
On or about May 30, 2014, the information under the caption "Principal Risks" in the "Summary of the Fund" section is hereby modified by adding the following disclosure to the existing list of risks
Quantitative Model Risk. Investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.
The rest of the section remains the same.
On or about May 30, 2014, the list of portfolio managers under the caption “Fund Management” in the “Summary of the Fund” section is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Richard Rosen	Senior Portfolio Manager	Co-manager	2011
Kari Montanus	Portfolio Manager	Co-manager	January 2014
Brian Condon, CFA	Portfolio Manager and Head of Quantitative Strategies	Co-manager	May 2014
Oliver Buckley	Senior Portfolio Manager	Co-manager	May 2014
The rest of the section remains the same.
On or about May 30, 2014, the information under the caption “Principal Investment Strategies” in the “More Information about the Fund” section is hereby superseded and replaced with the following:
At least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of large market capitalization U.S. companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000® Index (the Index) at the time of investment. The Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The market capitalization range of the companies included within the Index was $922 million to $469.9 billion as of January 31, 2014. The market capitalization range and composition of the companies in the Index are subject to change. As such, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to continue to hold a stock even if the company’s market capitalization grows beyond the market capitalization of the largest company within the Index or falls below the market capitalization of the smallest company within the Index. The Fund’s investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”).
The Fund may from time to time emphasize one or more economic sectors in selecting its investments, including the financial services sector. The Fund may hold a small number of securities consistent with its value investment approach.
In pursuit of the Fund’s objective, the portfolio managers use a bottom-up stock selection approach, which means that the they concentrate on individual company fundamentals, rather than on a particular industry, although at times factors that make a particular company attractive may also make other companies within the same industry attractive, and the portfolio managers may invest in these issuers as well.
SUP130_10_002_(04/14)

Columbia Management Investment Advisers, LLC (the Investment Manager) considers a variety of factors in identifying investment opportunities and constructing the Fund’s portfolio which may include, among others, the following:
■	a low price-to-earnings and/or low price-to-book ratio;
■	positive change in senior management;
■	positive corporate restructuring;
■	temporary setback in price due to factors that no longer exist or are ending;
■	a positive shift in the company’s business cycle; and/or
■	a catalyst for increase in the rate of the company’s earnings growth.
The Fund generally sells a stock if the Investment Manager believes it has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available. The Investment Manager monitors the Fund’s holdings, remaining sensitive to overvaluation and deteriorating fundamentals.
Quantitative analysis and risk management also play a role in identifying investment opportunities and constructing the Fund’s portfolio.
The Fund’s investment policy with respect to 80% of its net assets may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance written notice of the change.
On or about May 30, 2014, the section entitled "Principal Risks" in the "More Information About the Fund" section is hereby modified by adding the following disclosure to the existing list of risks
Quantitative Model Risk. The Fund may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in the Fund portfolio manager’s quantitative analyses or models, or in the data on which they are based, could adversely affect the portfolio manager’s effective use of such analyses or models, which in turn could adversely affect the Fund’s performance. There can be no assurance that these methodologies will enable the Fund to achieve its objective.
The rest of the section remains the same.
On or about May 30, 2014, the portfolio manager information under the caption “Primary Service Providers - Portfolio Managers” in the “More Information About the Fund” section is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Richard Rosen	Senior Portfolio Manager	Co-manager	2011
Kari Montanus	Portfolio Manager	Co-manager	January 2014
Brian Condon, CFA	Portfolio Manager and Head of Quantitative Strategies	Co-manager	May 2014
Oliver Buckley	Senior Portfolio Manager	Co-manager	May 2014
Mr. Rosen joined the Investment Manager in November 2008 when it acquired J. & W. Seligman & Co. Incorporated (Seligman), where he was a Managing Director. Mr. Rosen began his investment career in 1982 and earned a B.A. from Brandeis University and an M.B.A. from New York University.
Ms. Montanus joined the Investment Manager in November 2008 when it acquired Seligman, where she worked as an investment professional since 2003. Ms. Montanus began her investment career in 1990 and earned a B.A. from Stanford University and an M.B.A. in finance from The Wharton School, University of Pennsylvania.
Mr. Condon joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he was a portfolio manager since 1999. Mr. Condon began his investment career in 1993 and earned a B.A. from Bryant University and an M.S. in finance from Bentley University.
Mr. Buckley joined the Investment Manager in July 2011. From 2000 to 2010, Mr. Buckley was Head of Active Equity for Mellon Capital Management. He began his investment career in 1989 and earned a B.S. and M.S. from Stanford University and an M.B.A. from University of California, Berkeley.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
2
SUP130_10_002_(04/14)